SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report April 30, 1998
                        (Date of earliest event reported)

                        HOSPITAL STAFFING SERVICES, INC.
             (Exact name of registrant as specified in its charter)

            FLORIDA                  1-11131             59-2150637
(State or other jurisdiction       (Commission       (I.R.S. Employer
       of incorporation)           File Number)     Identification Number)

                      6245 North Federal Highway, Suite 500
                       Fort Lauderdale, Florida 33308-1900
                    (Address of principal executive offices)

                                 (954) 771-0500
               Registrant's telephone number, including area code












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                HOSPITAL STAFFING SERVICES, INC. AND SUBSIDIARIES
                                    FORM 8-K
                 ITEM 6. Resignations of Registrant's Directors



Mr. Bobby Shields has resigned his duties as, Board Member, Chief Executive Officer, Executive VP, Secretary and General Counsel of the Company effective April 30, 1998. Concurrently, Ronald Lusk, President and Chairman, was appointed acting Chief Executive Officer and Steve Martin, Chief Financial Officer, was appointed acting Secretary. Confirmation of such appointments is expected through Board Motion at the next meeting.




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                                   SIGNATURES
                                  May 12, 1998


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


HOSPITAL STAFFING SERVICES, INC.


By: __/s/ Steve Martin_______________     Steve Martin, Chief Financial Officer
                                          (principal financial officer)
                                          Date: May 12, 1998